State of Arizona
Department of State
TRADE NAME CERTIFICATION

Liberty Star Minerals

I, Katie Hobbs, Arizona Secretary of State, do hereby certify that in accordance with the Trade Name Application filed in this Office, the Trade Name herein certified has been duly registered pursuant to Section 44-1460, Arizona Revised Statutes, in behalf of:

LIBERTY STAR URANIUM & METALS CORP.

2 E Congress St Suite Ste 900 Tucson, AZ 85701

Registration Date:	February 22, 2019
Expiration Date:	February 22, 2024
Date First Used:	February 22, 2019
Filing Number:	9095955
Application Date:	February 22, 2019

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of Arizona. Done at the Capitol in Phoenix, on this day, March 27, 2019.

Katie Hobbs
Secretary of State

Verification URL: go.azsos.gov/jxr2